UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 22, 2025

Scholar Rock Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38501	82-3750435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Binney Street, 3rd Floor, Cambridge, MA 02142

(Address of Principal Executive Offices) (Zip Code)

(857) 259-3860

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SRRK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 22, 2025, Scholar Rock Holding Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote on the two proposals set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 11, 2025. The final voting results are set forth below.

Proposal 1 - Election of Directors

The stockholders elected each of the persons named below to serve as a Class I director of the Company for a three-year term that expires at the Company’s annual meeting of stockholders in 2028 and until their successors, if any, are duly elected and qualified, subject to their earlier death, resignation or removal. The results of such vote were as follows:

Director Name	Votes For	Votes Withheld
Srinivas Akkaraju, M.D., Ph.D.	68,981,715	19,173,927
Joshua Reed	68,121,773	20,033,869

As previously reported, on April 27, 2025 and subsequent to the filing of the Company’s Definitive Proxy Statement on Schedule 14A, Jay T. Backstrom transitioned from his role as the Company’s Chief Executive Officer and President to Senior Advisor and resigned as a member of the board of directors of the Company (the “Board”) and all committees thereto. In connection with Dr. Backstrom’s resignation from the Board, Dr. Backstrom was withdrawn as a director nominee for re-election to the Board at the Annual Meeting, and any votes cast with respect to the election of Dr. Backstrom were not counted for any purpose.

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company withdrew the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Proposal 3 - Approval of the Compensation of the Company’s Named Executive Officers on a Non-Binding, Advisory Basis

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
84,838,269	3,279,486	37,887

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scholar Rock Holding Corporation

Date: May 23, 2025	By:	/s/ Junlin Ho
Junlin Ho
General Counsel and Corporate Secretary